EXHIBIT 99.1

First Horizon Modifies Operating Segments

MEMPHIS, Tenn., April 9, 2010 (GLOBE NEWSWIRE) -- In first quarter 2010 First Horizon National Corporation (NYSE:FHN) modified its operating segments to better align with its strategic focus on the regional banking franchise and capital markets business. There is no impact on the company's previously reported consolidated results. Key changes include the addition of the Non-Strategic segment which combines the former Mortgage Banking and National Specialty Lending segments; correspondent banking has been moved from Capital Markets to Regional Banking; and first lien mortgage production is now in the Regional Bank segment. The new segment structure, description and activities include the following:

Regional Banking

  Traditional lending and deposit-taking, investments, insurance services, financial planning, trust services, asset management, cash management, and health savings accounts
  Correspondent banking, which provides credit, depository and other banking-related services to other financial institutions—Previously included in Capital Markets segment
  First lien mortgage originations through regional banking channels—Previously included in Mortgage Banking segment

Capital Markets

  Fixed income sales, trading and strategies for institutional clients in U.S. and abroad
  Other capital markets products such as portfolio advisory, derivatives and loan trading

Corporate

  Executive management, enterprise-wide risk management, corporate finance, corporate communications, low-income housing activities, legal functions and funding for the corporation including any impact from balance sheet positioning
  Various charges related to restructuring, repositioning and efficiency initiatives

Non-Strategic—Combines Previous National Specialty Lending and Mortgage Banking Segments

  Wind-down businesses that include:
  National commercial and consumer lending loan portfolios
  Trust preferred loan portfolio—Previously included in Capital Markets segment
  Legacy mortgage servicing
  Exited businesses (such as national mortgage banking and institutional equity research) and associated restructuring, repositioning, and efficiency charges

The tables provided at the end of this release present selected prior-period data that conforms to the newly revised segment structure. A complete financial supplement and investor slide presentation that includes results for the quarter ended March 31 will be released and posted on FHN's investor relations website, http://ir.fhnc.com, on April 16.

About First Horizon

The 5,500 employees of First Horizon National Corp. (NYSE:FHN) provide financial services through about 180 bank locations in and around Tennessee and 18 FTN Financial Group offices in the U.S. and abroad. First Tennessee has the leading combined market deposit share in the 17 Tennessee counties where it does business and one of the highest customer retention rates of any bank in the country. FTN Financial is an industry leader in fixed income sales, trading and strategies for institutional clients in the U.S. and abroad. FHN has been recognized as one of the nation's best employers by AARP and Working Mother magazines.  More information can be found at www.fhnc.com.

FHN-G

A chart accompanying this release is available at http://media.globenewswire.com/cache/3323/file/8076.pdf

BUSINESS SEGMENT HIGHLIGHTS
Quarterly, Unaudited

(Thousands)	4Q09	3Q09	2Q09	1Q09

Regional Banking
Total revenues (a)	$221,970	$220,535	$228,622	$217,662
Provision for loan losses	46,524	96,449	56,201	107,242
Noninterest expenses	157,575	172,298	177,870	171,088
Income/(loss) before income taxes	17,871	(48,212)	(5,449)	(60,668)
Provision/(benefit) for income taxes	6,471	(18,300)	(2,142)	(22,943)
Net income/(loss)	$11,400	$(29,912)	$(3,307)	$(37,725)

Capital Markets
Total revenues (a)	$121,320	$132,115	$183,615	$210,787
Noninterest expenses	75,119	80,421	95,359	135,625
Income before income taxes	46,201	51,694	88,256	75,162
Provision for income taxes	17,326	19,434	33,210	28,278
Net income	$28,875	$32,260	$55,046	$46,884

Corporate
Total revenues (a)	$17,456	$33,163	$17,582	$5,720
Noninterest expenses	32,802	17,790	26,405	17,065
Income/(loss) before income taxes	(15,346)	15,373	(8,823)	(11,345)
Provision/(benefit) for income taxes	(9,913)	5,743	(9,705)	(9,419)
Net income/(loss)	$(5,433)	$9,630	$882	$(1,926)

Non-Strategic
Total revenues (a)	$75,332	$108,906	$53,450	$161,764
Provision for loan losses	88,476	88,551	203,799	192,758
Noninterest expenses	124,847	79,392	102,852	84,025
Loss before income taxes	(137,991)	(59,037)	(253,201)	(115,019)
Benefit for income taxes	(51,995)	(22,245)	(95,406)	(43,339)
Net loss from continuing operations	(85,996)	(36,792)	(157,795)	(71,680)
Loss from discontinued operations, net of tax	(1,690)	(10,200)	(308)	(648)
Net loss	$(87,686)	$(46,992)	$(158,103)	$(72,328)

Total Consolidated
Total revenues (a)	$436,078	$494,719	$483,269	$595,933
Provision for loan losses	135,000	185,000	260,000	300,000
Noninterest expenses	390,343	349,901	402,486	407,803
Loss before income taxes	(89,265)	(40,182)	(179,217)	(111,870)
Benefit for income taxes	(38,111)	(15,368)	(74,043)	(47,423)
Net loss from continuing operations	(51,154)	(24,814)	(105,174)	(64,447)
Loss from discontinued operations, net of tax	(1,690)	(10,200)	(308)	(648)
Net loss	$(52,844)	$(35,014)	$(105,482)	$(65,095)
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) Includes noninterest income and net interest income.

REGIONAL BANKING
Quarterly, Unaudited

(Thousands)	4Q09	3Q09	2Q09	1Q09

Income Statement
Net interest income	$140,078	$137,419	$141,634	$137,847
Noninterest income	81,892	83,116	86,988	79,815
Total revenues	221,970	220,535	228,622	217,662
Total noninterest expense	157,575	172,298	177,870	171,088
Provision for loan losses	46,524	96,449	56,201	107,242
Income/(loss) before income taxes	$17,871	$(48,212)	$(5,449)	$(60,668)

Efficiency ratio	70.99%	78.13%	77.80%	78.60%

Balance Sheet (millions)
Average loans	$11,064	$11,319	$11,818	$12,099
Other earning assets	156	161	287	367
Total earning assets	11,220	11,480	12,105	12,466
Core deposits	11,290	10,808	10,635	10,465
Other deposits	642	876	1,011	997
Total deposits	11,932	11,684	11,646	11,462
Total period end deposits	12,554	11,553	11,783	11,826
Total period end assets	$11,915	$11,693	$12,317	$12,834
Net interest margin	4.95%	4.75%	4.69%	4.48%
Loan yield	3.97	3.95	3.99	3.97
Deposit average yield	0.80	0.90	1.07	1.43

Noninterest Income Detail
Deposit transactions and cash management	$40,711	$41,272	$41,293	$38,594
Insurance commissions	4,726	5,020	5,406	5,493
Trust services and investment management	7,685	7,368	7,672	6,840
Bankcard income	4,460	4,487	4,356	4,158
Mortgage banking	4,204	4,819	8,722	6,864
Other service charges	3,345	3,813	4,298	3,681
Miscellaneous revenue	16,761	16,337	15,241	14,185
Total noninterest income	$81,892	$83,116	$86,988	$79,815

Key Statistics
Locations
Financial centers	183	183	200	202
Full service	168	168	168	168
Teller-only	15	15	32	34

Trust assets
Total assets (millions)	$9,574	$9,705	$9,017	$8,872
Total managed assets (millions)	4,728	4,736	4,508	4,467

Mortgage production
First lien production (millions)	$192	$234	$445	$408
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL MARKETS
Quarterly, Unaudited

(Thousands)	4Q09	3Q09	2Q09	1Q09

Income Statement
Net interest income	$3,333	$3,009	$4,091	$4,533
Noninterest income:
Fixed income	110,985	120,528	170,106	196,985
Other	7,002	8,578	9,418	9,269
Total noninterest income	117,987	129,106	179,524	206,254
Total revenues	121,320	132,115	183,615	210,787
Noninterest expense	75,119	80,421	95,359	135,625
Income before income taxes	$46,201	$51,694	$88,256	$75,162

Efficiency ratio	61.92%	60.87%	51.93%	64.34%
Fixed income average daily revenue	$1,790	$1,883	$2,700	$3,229

Balance Sheet (millions)
Trading inventory	$960	$857	$964	$1,116
Other earning assets	668	541	616	726
Total earning assets	1,628	1,398	1,580	1,842
Total period end assets	1,672	2,269	2,719	3,082
Net interest margin	0.81%	0.85%	1.04%	1.00%
Certain previously reported amounts have been reclassified to agree with current presentation.

CORPORATE
Quarterly, Unaudited

(Thousands)	4Q09	3Q09	2Q09	1Q09

Income Statement
Net interest income	$7,696	$8,494	$6,158	$4,044
Noninterest income	9,820	24,669	11,536	1,677
Securities losses, net	(60)	--	(112)	(1)
Total revenues	17,456	33,163	17,582	5,720
Noninterest expense	32,802	17,790	26,405	17,065
Income/(loss) before income taxes	$(15,346)	$ 15,373	$ (8,823)	$ (11,345)

Average Balance Sheet (millions)
Total earning assets	$3,150	$3,000	$3,565	$3,458
Net interest margin	0.97%	1.12%	0.69%	0.47%
Certain previously reported amounts have been reclassified to agree with current presentation.

NON-STRATEGIC
Quarterly, Unaudited

(Thousands)	4Q09	3Q09	2Q09	1Q09

Income Statement
Net interest income	$38,786	$41,979	$47,203	$50,163
Noninterest income	37,397	66,862	6,465	111,602
Securities gain/(losses), net	(851)	65	(218)	(1)
Total revenues	75,332	108,906	53,450	161,764
Noninterest expense	124,847	79,392	102,852	84,025
Provision for loan losses	88,476	88,551	203,799	192,758
Loss before income taxes	$(137,991)	$(59,037)	$(253,201)	$(115,019)

Average Balance Sheet (millions)
Loans	$7,196	$7,702	$8,268	$8,861
Loans held for sale	333	339	380	386
Trading securities	93	125	141	173
Mortgage servicing rights	283	321	326	416
Other assets	314	231	169	437
Total assets	8,219	8,718	9,284	10,273
Escrow balances	803	923	1,202	1,337
Net interest margin	1.99%	2.00%	2.12%	2.10%

Noninterest Expense Detail (thousands)
Salaries and benefits	$7,801	$8,348	$7,391	$9,704
Contract labor and outsourcing	6,087	5,062	5,260	7,381
Equipment and occupancy	5,137	2,097	1,880	3,116
Foreclosure and repurchase provision	59,344	25,751	29,098	12,267
Other expenses	46,478	38,134	59,223	51,557
Total noninterest expense	$124,847	$79,392	$102,852	$84,025

Mortgage warehouse (millions)
Ending warehouse balance (loans held for sale)	$307	$333	$331	$373
Certain previously reported amounts have been reclassified to agree with current presentation.
CONTACT:  First Horizon National Corporation
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          Anthony Hicks
            (901) 523-4726
          Investor Relations
          Aarti Bowman
            (901) 523-4017